                                                      Rule 497(e)
                                                      Registration No. 33-21489
                                                      File No. 811-5545


THE KEYPREMIER PENNSYLVANIA
MUNICIPAL BOND FUND                                                         LOGO
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Pennsylvania Municipal Bond Fund (the "Fund"), which is a non-diversified portfolio of the Group. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to the Fund.

  The Fund seeks (1) income, which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The Fund will invest, under normal market conditions, at least 80% of its net assets in Exempt Securities (as defined below).

  The Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Fund's administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain fund accounting services for the Fund.

  Additional information about the Fund and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Fund and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 The date of this Prospectus is July 9, 1996, as supplemented as of December 6,
                                     1996.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Fund, one separate portfolio of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of the Fund is equal to the net asset value per share plus a sales charge of 4.5% of the public offering price, reduced on investments of $100,000 or more (See "How to Purchase and Redeem Shares--Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "How to Purchase and Redeem Shares--Sales Charge Waivers").

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: The Fund is a series of an open-end, management investment company. The Fund is a non-diversified fund.

     INVESTMENT OBJECTIVES: (1) Income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

     INVESTMENT POLICIES: Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico, which generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be subject to the federal alternative minimum tax when received by certain Shareholders).


     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that the Fund will achieve its investment objectives. The Fund, to the extent set forth under "Investment Objectives and Policies," may engage in the following practices: the purchase of securities from primarily one state, the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the short selling of securities, the lending of portfolio securities, and the purchase of securities on a when-issued or delayed-delivery basis.


     INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..........  4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees After Voluntary Fee Waiver1..........................................     0%
12b-1 Fees...........................................................................  None
Other Expenses2......................................................................   .29
                                                                                       ----
Estimated Total Fund Operating Expenses After Voluntary Fee Waiver1..................   .29%
                                                                                       ====

Example You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR     3 YEARS
------     -------
 $ 48        $54
 ----        ---

  The purpose of the above table is to assist a potential purchaser of Shares of the Fund in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Fund. See "Management of the Group" and "General Information" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of the Fund. The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
---------------
1 The Adviser has agreed with the Group to waive all of its investment advisory fees through December 31, 1996. Absent such voluntary fee waiver, Management Fees and Estimated Total Fund Operating Expenses would be 0.60% and 0.89%, respectively.

2 "Other Expenses" are estimated for the current fiscal year.

                            PERFORMANCE INFORMATION

  From time to time performance information for the Fund showing the Fund's average annual total return, aggregate total return, yield and tax equivalent yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax equivalent yield of the Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of the Fund. The Fund may also present its average annual total return, aggregate total return, yield, and tax equivalent yield excluding the effect of a sales charge.

  In addition, from time to time, the Fund may present its distribution rate in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield, because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of the Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for the Fund, as discussed below, the yield and total return for the Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives of the Fund are to seek (1) income which is exempt from federal

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

income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

  The investment objectives with respect to the Fund are non-fundamental policies and as such may be changed by the Group's trustees without the vote of the Shareholders of the Fund. There can be no assurance that the investment objectives of the Fund will be achieved.

  Under normal market conditions, at least 80% of the net assets of the Fund will be invested in a portfolio of obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the Commonwealth of Pennsylvania, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Pennsylvania Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) (together, with Pennsylvania Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Fund's net assets will be invested in Pennsylvania Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Fund will be invested in securities, the interest on which is exempt from federal income tax but may be subject to the federal alternative minimum tax when received by certain Shareholders. To the extent such securities are not Pennsylvania Exempt Securities, the income therefrom may be subject to Pennsylvania income taxes. With respect to the Fund's objective of preserving capital, the Adviser will attempt to protect principal value in a rising interest rate environment and enhance principal value in a declining interest rate environment. Of course, there can be no assurance that the Fund will achieve its investment objectives.

  The two principal classifications of Exempt Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  The Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation or Moody's Investor Services, Inc.) for bonds and within the two highest rating groups for notes, tax-ex-empt commercial paper, or variable rate demand obligations, as the case may be. The Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques--Medium Grade Securities" below.

  The Fund may invest up to 20% of the value of its net assets in Exempt Securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation ("S&P") ordinarily provide higher yields by involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

  The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, the Adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment. There is no limit as to the maturity of any individual security.

  The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

  Under normal market conditions, at least 80% of the net assets of the Fund will be invested in Exempt Securities. However, up to 20% of the net assets of the Fund may be invested in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or for cash management purposes. In addition, the Fund may invest up to 100% of its assets in such taxable securities when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of other investment companies, and commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations which may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objectives.

  The Fund has no limit to the extent that it may invest its net assets in Exempt Securities, the interest income from which may be treated as a preference item for purposes of the federal alternative minimum tax. To the extent the Fund invests in these securities, individual Shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds. For further information relating to the types of Exempt Securities which will be included in income subject to alternative minimum tax, see "Additional Information--Additional Tax Information With Respect to the Pennsylvania Bond Fund" in the Statement of Additional Information.

  Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Pennsylvania state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

  Exempt Securities purchased by the Fund may include rated and unrated variable and floating rate notes the interest on which is tax-exempt. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Adviser [under guidelines established by the Group's Board of Trustees] to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial condition.

  The Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Exempt Securities. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

  Variable and floating rate notes which either are not readily marketable or do not have a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund will be deemed to be illiquid securities for purposes of complying with the Fund's limitation on investments in illiquid securities

  The Fund may purchase from financial institutions participation interests in Exempt Securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Exempt Security in the proportion that the Fund's participation interest bears to the total principal amount of the Exempt Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks in whose securities the Fund may invest, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Exempt Security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Exempt Security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

  The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Exempt Securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Exempt Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Exempt Securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Exempt Securities and generally is at a level comparable to that of an Exempt Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Exempt Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Exempt Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of an Exempt Security of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Exempt Securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

  The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. For further information regarding zero coupon securities, see "Additional Tax Information With Respect to the Pennsylvania Bond Fund" in the Statement of Additional Information.

  An increase in interest rates will generally reduce the value of the investments in the Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  The Fund may use one or more of the investment techniques described below. Use of such techniques may cause the Fund to earn income which would be taxable to its Shareholders.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

  Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

  The Fund may employ, among others, the investment techniques described below. Use of these techniques may give rise to taxable income. Options and futures transactions and certain variable and floating rate securities involve so-called "derivative securities." A derivative is generally defined as an instrument whose value is based upon or derived from some underlying index, reference rate (e.g., interest rates), security, commodity or other asset.

  Zero Coupon Securities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

  Risks of Non-Diversification. Potential Shareholders should consider the fact that the Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

  Although the General Fund of the Commonwealth (the principal operating fund of the

Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994.

  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Pennsylvania Exempt Securities in the Fund or the ability of the respective obligors to make payments of interest and principal due on such Securities.

  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery. (No available estimate of potential liability); (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (iii) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending the resolution of the state case, and the state case is in the pre-trail stage (no available estimate of potential liability); and (iv) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest's claims (no available estimates of potential liability).

  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by Standard & Poor's and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+ respectively by Standard & Poor's and Baa and Baa1 respectively by Moody's.

  The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1994 was a surplus of $15.4 million and preliminary unaudited financial statements as of June 30, 1995 project a surplus of approximately $59.6 million.

  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.4 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1995. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA may continue to issue bonds to finance cash flow deficits until December 31, 1996, and its authority to refund existing debt will not expire.

  The Fund's classification as "non-diversified" investment companies means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Fund is not so restricted. In no event, however, may the Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

  Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities, in exchange for cash from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "Investment Objectives and Policies--Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and therefore a form of leverage. The Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "Investment Objectives and Policies--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Fund, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  When Issued or Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When the Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  Medium-Grade Securities. As described above, the Fund may invest in debt securities within the fourth highest rating group assigned by an NRSRO (e.g. BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. These types of debt securities are considered by Moody's to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

  Should subsequent events cause the rating of a debt security purchased by the Fund to fall below BBB or Baa, as the case may be, the Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.


  Short Sales. The Fund will from time to time sell securities short. Short sales are effected when the Adviser believes that the price of a particular security will decline, and involve the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. When the Fund sells a security short, it will borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.



  All short sales must be fully collateralized, and the Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Fund exceeds 25% of its total assets.


  Writing Covered Call and Put Options. The Fund may write covered call and covered put options on securities, or futures contracts regarding securities, in which the Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges. The Fund may write covered call options as a means of seeking to enhance its taxable income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. The Fund also may seek to earn additional taxable income through the receipt of premiums by writing put options. Covered call options give the purchaser the right, for a stated period, to buy the underlying securities from the Fund at a stated price, while put options give the purchaser the right, for a stated period, to sell the underlying securities to the Fund at a stated price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

  The Fund also may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

  The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

  Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

  The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

  The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

  Purchasing Options. In addition, the Fund may purchase put and call options written by third parties covering those types of financial instruments in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of the Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of the Fund's positions in a rising market.

  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  Futures Contracts. The Fund may purchase or sell contracts for the future delivery of the specific financial instruments in which the Fund may invest, and indices based upon the types of securities in which the Fund may invest (collectively, "Futures Contracts"). The Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, the Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

  To the extent the Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by the Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by the Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  The Fund may utilize municipal bond index futures to protect against changes in the market value of the Exempt Securities in its portfolio or which it intends to acquire. Municipal bond index futures contracts are based on an index of long-term municipal obligations. The index assigns relative values to the municipal obligations included in an index, and fluctuates with changes in the market value of such municipal obligations. The contract is an agree-ment pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of a municipal bond index futures contract enables the Fund to protect its assets from fluctuations in rates on tax exempt securities without actually buying or selling such securities.

  Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

  To the extent the Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

  The Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

  If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in the Fund's portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

  The Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by a Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

  The Fund also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

  In general, the value of futures contracts sold by the Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, the Fund will be required to segregate in a separate account cash and/or U.S. Government securities in an amount sufficient to meets its obligations. When writing call options, the Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or U.S. Government securities in an amount sufficient to meet its obligations under written calls.

  Investment Company Securities. The Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. The Fund intends to invest in money market mutual funds for purposes of short-term cash management. The Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined under "General Information--Miscellaneous" herein).

  The Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

       2. Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

       3. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund: the Fund will not purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of the Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of the Fund. The time at which the Shares of the Fund is priced is hereinafter referred to as the "Valuation Time." A "Business Day" of the Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.


  The net asset value per share for the Fund will fluctuate as the value of the investment portfolio of the Fund changes.


  The portfolio securities in the Fund for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                                HOW TO PURCHASE
                               AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Entity and the Customer are invested by the Distributor in Shares of the Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

  Shares of the Fund sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of the Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of the Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Fund, to The

KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Fund are purchased at the net asset value per share (see "Valuation of Shares") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of the Fund will be effected only on a Business Day (as defined in "Valuation of Shares") of the Fund.

  For an order for the purchase of Shares of the Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of the Fund by an investor and $25 for subsequent purchases of Shares of the Fund. The initial minimum investment amount is also reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly, quarterly or semi-annual purchases of Shares of the Fund through automatic deduction from their bank accounts, provided that the Share-holder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at:
3435 Stelzer Road, Columbus, Ohio 43219.

SALES CHARGES

  The public offering price of Shares of the Fund equals net asset value plus a sales charge in accordance with the table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                        DEALER
                                                    DISCOUNTS AND
     AMOUNT OF       SALES CHARGE                     BROKERAGE
   TRANSACTION AT    AS % OF NET   SALES CHARGE AS  COMMISSIONS AS
  PUBLIC OFFERING       AMOUNT       % OF PUBLIC     % OF PUBLIC
       PRICE           INVESTED    OFFERING PRICE   OFFERING PRICE
-------------------- ------------  ---------------  --------------
Less than $100,000..    4.71%           4.50%           4.05%
$100,000 but less
  than $250,000.....     3.63            3.50            3.15
$250,000 but less
  than $500,000.....     2.56            2.50            2.25
$500,000 but less
  than $1,000,000...     1.52            1.50            1.35
$1,000,000 or more..        0               0               0

  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor will waive sales charges for the purchase of Shares of the Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retire-ment accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof, (3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, and (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21). The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to the Fund.

  In addition, the Distributor may waive sales charges for the purchase of the Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of the Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of the Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the KeyPremier Load Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of the Fund may be exchanged for Shares of The KeyPremier Prime Money Market Fund at respective net asset values if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. When shares of The KeyPremier Prime Money Market Fund are exchanged for Shares of the Fund or other KeyPremier Load Fund, the applicable sales load will be assessed, unless such shares to be exchanged were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of the Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of the Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A Shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Fund's custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

Auto Withdrawal Plan

  The Auto Withdrawal Plan enables Shareholders of the Fund, with an account balance in the Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time, on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. The Fund will attempt to so honor redemption requests unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of the Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "Additional Purchase and Redemption Information" in the Statement of Additional

Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for the Fund is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains for the Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in the Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of the Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends all or substantially all of the Fund's investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a non-deductible 4% excise tax on the deficiency.

  It is expected that the Fund will distribute annually substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

  Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes. The Fund will notify each Shareholder annually of the tax status of all distributions.

  If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

  Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Fund is not deductible for federal income taxes assuming the Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Fund will not be eligible for the dividends received deduction for corporations.

  Proposals that may restrict or eliminate the income tax exemption for interest on Exempt Securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of Exempt Securities for investment by the Fund so as to adversely affect Fund Shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to Shareholders for their consideration. If legislation were enacted that would treat a type of Exempt Securities as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "Additional Information--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

PENNSYLVANIA TAXES

  Under current Pennsylvania law, Shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Exempt Securities or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the

Pennsylvania Personal Income tax on any gain they realize on the disposition of Shares in the Fund.

  Distributions attributable to interest from Exempt Securities is not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of Shares in the Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

  Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws, or by Ohio law, at any given time, all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER

  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of the Fund and has served as such since the Fund's inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. While the Adviser has not previously served as the investment adviser to a registered open-end management investment company, it has managed since its founding the investment portfolios of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $1.6 billion under management, including over $400 million of municipal securities.

  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Fund, the Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the Fund's records relating to such purchases and sales.

  Mr. Robert Andres is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Andres co-founded the Adviser in 1989 and serves as its President and Chief Operating Officer. Prior thereto, he served as President of Merrill Lynch Mortgage Capital

Corporation and manager of Merrill Lynch's secondary corporate bond trading division. He has had more than 30 years of broad based experience with respect to fixed-income securities, including more than 20 years in trading, sales and investment management of municipal securities.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser receives a fee from the Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of the Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from the Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of the Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of the Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "How to Purchase and Redeem Shares--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of the Fund. In consideration for such services, a Service Organization receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of the Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for the Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Fund. See "Management of the Group--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of sixteen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, 1st Source Monogram U.S. Treasury Obligations Money Market Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram In-come Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, 1st Source Monogram Intermediate Tax-Free Bond Fund, Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Growth Fund, Riverside Capital Tennessee Municipal Obligations Fund and Riverside Capital Low Duration Government Securities Fund.


  The Fund will initially be funded by the transfer of all of the assets of a corresponding common trust fund managed by the Adviser in exchange for Shares of the Fund equal in aggregate net asset value to the assets so received.

  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees. However, Shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "Management of the Group-- Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "Additional Information--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or the Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

  Immediately prior to the public offering of the Fund's Shares, BISYS Fund Services Ohio, Inc. was the sole shareholder of the Fund. It is expected that immediately after the public offering of the Fund's Shares BISYS Fund Services Ohio, Inc.'s holdings of Shares of the Fund will be reduced below 5%.

CUSTODIAN

  The Bank of New York serves as the custodian for the Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Fund pursuant to the Fund Accounting Agreement and receives a fee for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of the Fund's average daily net assets, or
(b) the annual fee of $35,000. See "Management of the Group--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Fund may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3690.

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    3
PERFORMANCE INFORMATION...............    4
INVESTMENT OBJECTIVES AND POLICIES....    4
INVESTMENT RESTRICTIONS...............   17
VALUATION OF SHARES...................   17
HOW TO PURCHASE AND REDEEM SHARES.....   18
DIVIDENDS AND TAXES...................   25
MANAGEMENT OF THE GROUP...............   27
GENERAL INFORMATION...................   29


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                      LOGO
                                      THE
                                   KEYPREMIER
                                  PENNSYLVANIA
                                 MUNICIPAL BOND
                                      FUND
                                  MARTINDALE,
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                              dated July 9, 1996,


                               as supplemented as


                              of December 6, 1996

                                                       Rule 497(e)
                                                       Registration No. 33-21489
                                                       File No. 811-5545


                     The KeyPremier Prime Money Market Fund
                 The KeyPremier Pennsylvania Municipal Bond Fund

                          Two Investment Portfolios of

                               THE SESSIONS GROUP

                   Supplement dated as of December 6, 1996 to
                    Statement of Additional Information dated
                                  July 9, 1996



     Capitalized terms used in this Supplement have the meaning assigned to them in the Statement of Additional Information.

     On page B-15 of the Statement of Additional Information, the word "and" has been added to the end of investment restriction no. 3, investment restriction no. 4 has been deleted and investment restriction no. 5 has been redesignated investment restriction no. 4.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE